10f-3 Transactions Summary

Set forth below is a summary of the transactions made pursuant to the Funds' 10f-3 procedures for the period June 1, 2005 through May, 2006.

Fund

Short Intermediate Municipal Bond

Security

Wellpoint, Inc.
Advisor

EIMCO

Transaction
 Date

1/6/2006

Cost

$40,000,000

Offering Purchase

1.48%

Broker

Banc of America Securities LLC Underwriting Syndicate Members Banc of America Securities LLC Citigroup Goldman, Sachs & Co Merrill Lynch & Co.

Wachovia Securities

Fund

Short Intermediate Municipal Bond

Security

MetLife

Advisor

EIMCO

Transaction
 Date

6/20/2005

6/20/2005

Cost

$10,000,000
$15,000,000

Offering Purchase

1.000%

1.500%

Broker

Banc of America Securities LLC Banc of America Securities LLC Underwriting Syndicate Members Banc of America Securities LLC Goldman, Sachs & Co.

Deutsche Bank Securities
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.

Fund

High Grade Municipal Bond Fund

Security

Puerto Rico Infrastructure Financing Authority

Advisor

EIMCO

Transaction

 Date

6/3/2005

Cost

$2,323,300

Offering Purchase

0.15%

Broker

UBS Financial Services, Inc.
Underwriting
UBS Financial Services, Inc.
Syndicate
Banc of America Securities LLC
Merrill Lynch & Co.
Citigroup Global Markets, Inc.
Members
Wachovia Securities, Inc.





Fund

High Grade Municipal Bond

Security

Golden State Tobacco Securitization Corp.
Advisor

EIMCO

Transaction
 Date

7/29/2005

Cost

$1,023,320

Offering Purchase

0.032%

Broker
Bear, Stearns & Co. Inc
Underwriting
Bear, Stearns & Co. Inc
Syndicate
Lehman Brothers Inc.
Morgan Keegan & Co., Inc.
Ramirez & Co., Inc.
Members
Wachovia Securities, Inc.

Fund

High Grade Municipal Bond Fund

Security

New Jersey Economic Development Authority

Advisor

EIMCO

Transaction
 Date

9/22/2005

Cost

$3,161,220

Offering Purchase
0.400%
Broker
RBC Dain Rauscher
Underwriting
RBC Dain Rauscher
Syndicate
Bear, Stearns & Co. Inc
Citigroup Global Markets, Inc.
J.P. Morgan Securities Inc.
Memebers
Wachovia Securities, Inc.

Fund

    High Grade Municipal Bond Fund

Security

Puerto Rico Municipal Finance Agency

Advisor

EIMCO

Transaction
 Date

12/20/2005

Cost

$2,000,000

Offering Purchase

0.272%

Broker

Banc of America Securities LLC
Underwriting
Banc of America Securities LLC
Syndicate
Morgan Stanley
Samuel A. Ramirez & Co.
Citigroup
Members
Wachovia Bank, National Association

Fund

High Grade Municipal Bond Fund

Security

New York, NY Water and Sewer

Advisor

EIMCO

Transaction
 Date

1/23/2006

Cost

$9,000,000

Offering Purchase

1.83%

Broker

Siebert Brandford Shank & Co., LLC
Underwriting
Siebert Brandford Shank & Co., LLC
Syndicate
First Albany Capital Inc.
Goldman, Sachs & Co.
Merrill Lynch & Co.
Members

Wachovia Bank, National Association

Fund

Municipal Bond Fund

Security

Government Development Bank of Puerto Rico

Advisor

EIMCO

Transaction
 Date

                                                                       5/18/2006

Cost

                                                                      $2,500,000

Offering Purchase

                                                                           0.34%

Broker
Goldman, Sachs & Co
Underwriting
Syndicate
Members
Goldman, Sachs & Co
Lehman Brothers
Banc of America Securities LLC
Citigroup Global Markets Inc.
Wachovia Bank, National Association


Fund

Municipal Bond Fund

Security

New York, NY Water and Sewer

Advisor

EIMCO

Transaction
 Date

                                                                       1/23/2006

Cost

                                                                      $1,000,000

Offering Purchase

                                                                           0.20%

Broker

Siebert Brandford Shank & Co., LLC
Underwriting
Syndicate
Members
Siebert Brandford Shank & Co., LLC
First Albany Capital Inc.
Goldman, Sachs & Co.
Merrill Lynch & Co.
Wachovia Bank, National Association


Fund

Municipal Bond Fund

Security

New Jersey State Transportation Trust Fund Authority
Advisor

EIMCO

Transaction
 Date

                                                                      10/17/2005

Cost

                                                                      $9,170,000

Offering Purchase

                                                                          0.974%

Broker

JP Morgan

Underwriting

Syndicate

Members

JP Morgan
Bear, Sterns & Co, Inc.
Citigroup
Goldman, Sachs & Co.
Wachovia Bank, National Association

Fund

Municipal Bond Fund

Security

New Jersey State Transportation Trust Fund Authority
Advisor

EIMCO

Transaction
 Date

                                                                      10/17/2005

Cost

                                                                     $10,000,000

Offering Purchase

                                                                          1.062%

Broker

JP Morgan

Underwriting

Syndicate

Members

JP Morgan
Bear, Sterns & Co, Inc.
Citigroup
Goldman, Sachs & Co.
Wachovia Bank, National Association

Fund

Municipal Bond Fund

Security

Puerto Rico Municipal Finance Agency

Advisor

EIMCO

Transaction
 Date

                                                                      12/20/2005

Cost

                                                                      $6,000,000

Offering Purchase

                                                                          0.816%

Broker

Banc of America Securities LLC
Underwriting
Syndicate
Members
Banc of America Securities LLC
Morgan Stanley
Samuel A. Ramirez & Co.
Citigroup
Wachovia Bank, National Association


Fund

Municipal Bond Fund

Security

Golden State Tobacco Securitization Corp.
Advisor

EIMCO

Transaction
 Date

                                                                       7/29/2005

Cost

                                                                      $7,163,240

Offering Purchase

                                                                          0.223%

Broker
Bear, Stearns & Co. Inc
Underwriting
Syndicate
Members
Bear, Stearns & Co. Inc
Citigroup Global Markets, Inc.
Goldman, Sachs & Co.
Siebert Brandford Shank & Co. LLC
Wachovia Securities, Inc.


Fund

Municipal Bond Fund

Security

City of Charlotte Convention Facilities Project

Advisor

EIMCO

Transaction
 Date

                                                                       4/15/2005

Cost

                                                                      $2,622,818

Offering Purchase

                                                                          7.317%

Broker

Banc of America Securities LLC Underwriting Syndicate Members Banc of America Securities LLC Wachovia Securities, Inc.

Fund

Municipal Bond Fund

Security

The City of New York

Advisor

EIMCO

Transaction
 Date

                                                                       4/15/2005

Cost

                                                                     $10,685,400

Offering Purchase

                                                                           1.54%

Broker
Morgan Stanley & Co.
Underwriting
Syndicate
Members
Morgan Stanley & Co.
Bear, Stearns & Co. Inc
Citigroup Global Markets, Inc.
UBS Financial Services, Inc.
Wachovia Securities, Inc.


Fund

Municipal Bond Fund

Security

New York City Municipal Water Finance Authority
Advisor

EIMCO

Transaction
 Date

                                                                       4/20/2005

Cost

                                                                      $5,164,350

Offering Purchase

                                                                           0.86%

Broker

UBS Financial Services, Inc.
Underwriting
Syndicate
Members
UBS Financial Services, Inc.
First Albany Capital, Inc.
Goldman, Sachs & Co.
Merrill Lynch & Co.
Wachovia Securities, Inc.